UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2013

GOLUB CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	333-163279	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Wacker Drive, Suite 800, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 205-5050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 5, 2013, Golub Capital BDC, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 28,582,221 shares of common stock outstanding on the record date, December 7, 2012. The final voting results from the Annual Meeting were as follows:

Proposal 1. To elect two Class III directors of the Company who will each serve for a term of three years or until his successor is duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Vote
Lawrence E. Golub	14,254,812	270,813	6,911,242
William M. Webster IV	12,791,881	1,733,744	6,911,242

Proposal 2. To ratify the selection of McGladrey, LLP to serve as the Company’s independent registered accounting firm for the fiscal year ending September 30, 2013.

Votes for	Votes Against	Votes Abstain
21,377,047	54,899	4,921

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date: February 11, 2013	By:	/s/ Ross A. Teune
	Name:	Ross A. Teune
	Title:	Chief Financial Officer

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